Goodwill	12 Months Ended
Feb. 28, 2025
Goodwill [Abstract]
GOODWILL

8. GOODWILL

Goodwill is allocated to the following cash generating units (CGUs): Cartrack - Mozambique, Portugal, Spain, Karooooo Logistics and Other.

		Cartrack				Karooooo
Figures in Rand thousands	Notes	Mozambique	Portugal	Spain	Other	Logistics	Total

At March 1, 2023		82,277	34,469	24,432	12,989	58,314	212,481
Acquisition of subsidiary	27	-	-	-	6,223	-	6,223
Translation adjustments		4,027	2,346	1,663	640	-	8,676
At February 29, 2024		86,304	36,815	26,095	19,852	58,314	227,380
Translation adjustments		(3,497)	(2,705)	(1,917)	(704)	-	(8,823)
Impairment of goodwill		(43,600)	-	-	-	-	(43,600)
At February 28, 2025		39,207	34,110	24,178	19,148	58,314	174,957

The "Other" component comprises more than 10 CGUs, none of which are individually material.

As of February 28, 2025, the accumulated impairment related to the Mozambique CGU amounted to ZAR 43.6 million (2024: NIL).

Impairment testing

The Group performs its annual impairment test at the end of each financial year, or more frequently if there are indications that goodwill may be impaired.

The Group considers the relationship between its market capitalization and its equity attributable to equity holders of the parent, among other factors, when performing the annual test of impairment. At February 28, 2025, the market capitalization of the Group exceeded the value of equity by ZAR 25.8 billion (2024: ZAR 11.3 billion).

The Group determines the recoverable amount of each cash-generating units (CGU) based on the higher of its value in use calculations and fair value less costs of disposal. The recoverable amounts of Mozambique, Portugal, Spain and Karooooo Logistics were calculated by using discounted cash flow valuation technique, which requires the use of various estimates. Each of the cash flow projections are based on forecasts over a five-year period, which have been approved by senior management.

The key estimates used for the value in use calculations and sensitivity to changes in assumptions are as follows:

		As of February 28/29
Key estimates applied in value in use calculation	CGU	2025	2024
Revenue growth rate
This is the average annual compound growth rate in revenue that is derived from	Mozambique	3%	-
management’s forecast and is based on external available information, such as GDP and	Portugal	19%	16%
industry growth rate within the region.	Spain	23%	19%
	Karooooo Logistics	4%	27%

The growth rate applied for revenue is considered to be the main driver of profitability and hence free cash flow. CGUs are at different maturity levels in their business cycles and hence will reflect considerably different growth rates. The various geographical markets the CGUs operate within also have differences in their economies which have been taken into consideration. The growth rate determined by management is based on historical data from both external and internal sources and is within the range of reported global telematics growth forecasts for the medium to long term and with the assumptions that a market participant would make.

Terminal growth rate
The estimated rate of growth after the five-year forecast period. This rate is informed	Mozambique	6%	-
primarily by external forecasts about economic activity by region. Changes in these rates	Portugal	2%	2%
are reflective of changes in market views on the economic growth in those regions.	Spain	2%	2%
	Karooooo Logistics	5%	5%
Discount rate
.The rate reflects the specific risks relating to the country and industry in which the entity	Mozambique	36%	-
operates. These rates were determined using externally available information. The rates	Portugal	16%	16%
were determined using the Weighted Average Cost of Capital model. The rate is a pre-tax rate.	Spain	16%	16%
	Karooooo Logistics	39%	35%

For Spain, Portugal and Karooooo Logistics, the Group has applied a 50 basis point (2024: 50 basis point) increase and decrease to the revenue growth rates, terminal growth rates and discount rates used in the impairment testing. The sensitivity test does not result in impairment.

During the year ended February 28, 2025, the operating environment in Mozambique is impacted by ongoing political and economic instability, which has introduced significant uncertainty regarding the near-to medium-term outlook for the country. The continued country-specific uncertainty has made the operating environment challenging. As a result, the Group recognized goodwill impairment relating to the Mozambique CGU amount of ZAR 43.6 million in the financial year ended February 28, 2025. The recoverable amount of the Mozambique CGU was determined to be ZAR 47.3 million based on value in use.

For the year ended 2024, for Mozambique, the Group has engaged an external valuer to determine the fair value less cost of disposal of the CGU using market approach, by applying price-to-value metrics observed in comparable companies to the CGU. The key estimates used for the fair value less costs of disposal calculations are earnings multiples. The market approach is based on the premise that the companies with similar business models and economic fundamentals would likely sell for similar prices. Comparable companies, which are typically listed companies trading in the same sector as the entity, would be identified and price-to-value metrics for these companies would be calculated. The Group has considered EV/EBITDA multiple as the most appropriate metric to determine the fair value less cost of disposal of this CGU. The EV/EBITDA multiples for the financial year 2024 were 6.8x.

The Other CGUs are valued on an earnings multiple basis. The key estimates used for the fair value less costs of disposal calculations are earnings multiples. The market approach is based on the premise that the companies with similar business models and economic fundamentals would likely sell for similar prices. Comparable companies, which are typically listed companies trading in the same sector as the entity, was identified and price-to-value metrics for these companies were calculated. The Group has considered EV/EBITDA multiple as the most appropriate metric to determine the fair value less cost of disposal of these CGUs.